FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  May 22, 1998
                                                      ----------------


                        TELEPHONE AND DATA SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      001-14157                36-2669023
      ---------------                -------------            --------------
      (State or other                 (Commission             (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)



30 North LaSalle Street, Chicago, Illinois                      60602
-------------------------------------------                 ------------
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (312) 630-1900


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.
                  ------------

         On May 22, 1998, Telephone and Data Systems, Inc., a Delaware corporation ("TDS") received an opinion letter from each of Credit Suisse First Boston Corporation and Salomon Smith Barney with respect to the proposal by TDS as set forth in the Proxy Statement/Prospectus dated March 24, 1998, as amended April 20, 1998. Copies of such opinion letters are attached hereto as Exhibit
99.1 and 99.2, respectively.

         In addition, on May 22, 1998, the Voting Trust Agreement dated June 30, 1989 was amended to be governed by the law of the State of Delaware. A copy of such amendment is attached hereto as Exhibit 99.3.


Item 7.         Financial Statements and Exhibits.
                ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.

























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  TELEPHONE AND DATA SYSTEMS, INC.
                                  (Registrant)


Date:  June 5, 1998               By:       /s/ GREGORY J. WILKINSON
                                            ------------------------------------
                                            Gregory J. Wilkinson
                                            Vice President and Controller
                                            (principal accounting officer)

































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                                  EXHIBIT INDEX


         Exhibit Number          Description of Exhibit
         --------------          ----------------------

             99.1                Opinion letter from Credit Suisse First Boston
                                 Corporation

             99.2                Opinion letter from Salomon Smith Barney

             99.3                Amendment   dated  May  22, 1998   to   Voting
                                 Trust Agreement  dated  June  30, 1989


































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